UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2023

AltEnergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40984	86-2157013
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer of incorporation)

600 Lexington Avenue 9th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(203) 299-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one- half of one Warrant	AEAEU	The Nasdaq Global Market
Class A common stock, par value $0.0001 per share	AEAE	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AEAEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On March 20, 2023, AltEnergy Acquisition Corp. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Correction to Amended and Restated Certificate of Incorporation (the “Certificate of Correction”). The Certificate of Correction was filed to correct certain scrivener’s errors in the Company’s Amended and Restated Certificate of Incorporation filed on October 28, 2021 (the “Restated Certificate”) in connection with the Company’s initial public offering (the “IPO”). Specifically, the Restated Certificate:

(i)

erroneously omitted a provision that provided the holders of shares of common stock included as part of the units sold in the Offering, or in the secondary market following the Offering, redemption rights in connection with (1) the completion of the Company’s initial business combination or (2) the Company’s failure to complete an initial business combinations within eighteen months of the closing of the IPO; and

(ii)	incorrectly described the conversion rights of the Company’s Class B Common Stock.

Each of the corrected provisions referenced above had been authorized by the Company prior to the filing of the Restated Certificate, and were described as included in the Restated Certificate in the Company’s registration statement filed with the Securities and Exchange Commission in connection with the IPO and in subsequent filings. The Certificate of Correction corrects these scrivener’s errors. Pursuant to Section 103(f) of the Delaware General Corporation Law, the correction was effective as of October 28, 2021. The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTENERGY ACQUISITION CORP.

By:	/s/ Russell Stidolph
Name:	Russell Stidolph
Title:	Chief Executive Officer

Date: March 24, 2023